IMPAIRMENT REVIEW	6 Months Ended
Jun. 30, 2023
IMPAIRMENT REVIEW
IMPAIRMENT REVIEW

3 IMPAIRMENT REVIEW

In 2022, the Group recorded an impairment charge of £111m for Preparation H since the carrying value of the brand was higher than the recoverable amount. In June 2023, if the discount rate for Preparation H was 0.25% higher or the revenue growth rate, including long term growth rate, was 0.25% lower than management’s estimates respectively, the Group would have to recognise a further impairment of £49m or £43m respectively. There has been no change in circumstances since the year-end that would cause management to revise their view of this impairment.

In addition, Robitussin, continues to be sensitive to reasonably possible changes in key assumptions. The only reasonably possible change in key assumptions that would cause the recoverable amount of Robitussin to be less than or equal to the carrying value would be to increase the discount rate of 6.75% by 1.00%.

Other than as disclosed above, the Directors do not consider that any reasonably possible changes in the key assumptions would cause the fair value less costs of disposal of the individually significant brands to fall below their carrying values.